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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 2007



                                  SOLUTIA INC.
                                  ------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                   DELAWARE
                                   --------
                            (STATE OF INCORPORATION)

            001-13255                                      43-1781797
            ---------                                      ----------
            (COMMISSION                                    (IRS EMPLOYER
            FILE NUMBER)                                   IDENTIFICATION NO.)



  575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
  ---------------------------------------------------------------    ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                                 (314) 674-1000
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 12, 2007, Solutia Inc. ("Solutia") announced that it had reached a definitive agreement to sell Dequest(R), its water treatment phosphonates business to Thermphos Trading GmbH ("Thermphos") for $67 million in cash, subject to a working capital adjustment. The parties will also enter into a lease and operating agreement under which Solutia's plant in Newport, Wales, U.K., will continue to produce Dequest products under contract for Thermphos. Solutia issued a press release on March 12, 2007, which is attached hereto as Exhibit 99.1.

         Completion of the agreement is subject to approval by the United States Bankruptcy Court, receipt of required government and regulatory approvals and customary closing conditions.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits:

Exhibit Number    Description
--------------    -----------

         99.1 March 12, 2007 Press Release announcing that Solutia Inc. and Thermphos Trading GmbH reached a definitive agreement relating to the sale of Solutia's Dequest(R) business.





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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                       SOLUTIA INC.
                                       -----------------------------------------
                                       (Registrant)

                                       /s/ Rosemary L. Klein
                                       ---------------------
                                       Senior Vice President, General Counsel
                                       and Secretary

DATE: MARCH 12, 2007